UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 27, 2024
Date of Report (date of earliest event reported)
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Rivian Automotive, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-41042 (Commission File Number)	47-3544981 (IRS Employer Identification Number)
14600 Myford Road Irvine, California 92606
(Address of principal executive offices) (Zip code)
(888) 748-4261
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RIVN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01 - Regulation FD Disclosure.

On June 27, 2024, Rivian Automotive, Inc. (the "Company"), during its previously announced Investor Day event being held today at 8am CT / 9am ET, will announce the estimated range of its vehicle production and deliveries for the quarter ending June 30, 2024. The Company will announce its total vehicle production and deliveries for the quarter ended June 30, 2024 on July 2, 2024.

The Company will also (i) reaffirm the full year 2024 guidance for vehicles produced and adjusted EBITDA that it provided in its financial results press release and shareholder letter for the fourth quarter and full year of 2023 dated February 21, 2024, as amended on February 22, 2024, (ii) reaffirm the updated full year 2024 capital expenditures guidance that it provided in its financial results press release and shareholder letter for the first quarter of 2024 dated May 7, 2024, and (iii) provide an update on its strategic plan, including medium- and long-term growth and associated financial targets, and the levers available to achieve those targets.

There will be a live webcast to the presentation accessible via the Company’s investor relations website at https://investors.rivian.com. Instructions for accessing the webcast were previously provided in the Company’s press release issued on June 24, 2024, and can also be found on the Company’s investor relations website. A copy of the presentation materials and supplemental investor materials to be presented by the Company at the event will be available on the Company’s investor relations website shortly before the event begins and will remain available for one year following the event.

The information furnished pursuant to Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVIAN AUTOMOTIVE, INC.

Date: June 27, 2024	By:	/s/ Claire McDonough
	Name:	Claire McDonough
	Title:	Chief Financial Officer